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                                                                   EXHIBIT 99.11

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Jorge Sadurni, hereby consent to be named as a person about to become a director of Dreyer's Grand Ice Cream Holdings, Inc. in this registration statement on Form S-4.


                                        /s/  JORGE SADURNI
                                        --------------------------------
                                        Jorge Sadurni